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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2000
                                                         ----------------

                                PAXAR Corporation
                                -----------------
             (Exact name of registrant as specified in its charter)


        New York                    0-5610                    13-5670050
        --------                    ------                    ----------
(State or Other Jurisdiction  (Commission File Number) (IRS Employer Ident. No.)
      of Incorporation)


             105 Corporate Park Drive, White Plains, New York 10604
             ------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (914) 697-6800
                                 --------------
               Registrant's telephone number, including area code











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Item 5.  Other Events.

          On February 9, 2000, the Registrant announced its agreement to sell 92.5% of its International Imaging Materials, Inc. subsidiary to Centre Capital Investors III, L.P. and related partnerships as described in the Press Release attached to this Form 8-K as Exhibit 99.1.

          (c) Exhibits.

         99.1     Press Release of Paxar Corporation, dated February 9, 2000.

                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    PAXAR CORPORATION
                                                       (Registrant)



Date: February 16, 2000                             By:/s/ Jack Plaxe
                                                       ----------------------
                                                       Jack Plaxe
                                                       Senior Vice President and
                                                       Chief Financial Officer




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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                        Description
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    99.1             Press Release of Paxar Corporation, dated February 9, 2000.










































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